Exhibit 99.1

Endo Pharmaceuticals CIBC World Markets 14th Annual Healthcare Conference November 12, 2003

Forward-Looking Statements This presentation contains forward-looking statements, within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended, that are based on management's beliefs and assumptions, current expectations, estimates and projections. These statements are subject to risks and uncertainties and, therefore, actual results may differ materially from those expressed or implied by these forward-looking statements. Forward-looking statements are not historical facts and include information regarding the Company's possible or assumed results of operations. Also, statements or expressions that are preceded by, followed by, or that include, the words "believes," "anticipates," "plans," "expects," "intends," "estimates" or similar expressions are forward-looking statements. Endo's estimated or anticipated future results, product performance or other non-historical facts are forward-looking and reflect Endo's current perspective on existing trends and information. Many of the factors that will determine the Company's future results are beyond the ability of the Company to control or predict. The reader should not rely on any forward-looking statement. The Company undertakes no obligations to update any forward-looking statements whether as a result of new information, future events or otherwise. None of the development products in the Company's pipeline have been established as safe and effective by the FDA or approved by the FDA. Several important factors, in addition to the specific factors discussed in connection with these forward-looking statements individually, could affect the future results of Endo and could cause those results to differ materially from those expressed in the forward-looking statements contained herein. Important factors that may affect future results include, but are not limited to: the Company's ability to successfully develop, commercialize and market new products; results of clinical trials on new products; competition for the business of the Company's branded and generic products, and in connection with the Company's acquisition of rights to intellectual property assets; market acceptance of the Company's future products; government regulation of the pharmaceutical industry; the Company's dependence on a small number of products; the Company's dependence on outside manufacturers for the manufacture of its products; the Company's dependence on third parties to supply raw materials and to provide services for the core aspects of its business; new regulatory action or lawsuits relating to the Company's use of narcotics in most of its core products; the Company's exposure to product liability claims and product recalls and the possibility that the Company may not be able to adequately insure itself; the Company's ability to protect its proprietary technology; the Company's ability to successfully implement its acquisition strategy; the availability of controlled substances that constitute the active ingredients of some of the Company's products and products in development; the availability of third-party reimbursement for the Company's products; the Company's dependence on sales to a limited number of large pharmacy chains and wholesale drug distributors for a large portion of its total net sales; and other risks and uncertainties detailed in Endo's Registration Statement on Form S-4 filed with the Securities and Exchange Commission on June 9, 2000, as amended, and in Endo's Registration Statement on Form S-3 dated October 17, 2001 and in Endo's Registration Statement on Form S-3 filed with the SEC on July 1, 2003. Readers should evaluate any statement in light of these important factors.

Endo Profile Fully integrated specialty pharma company with market leadership in pain management Established portfolio of branded products: Lidoderm(r) Percocet(r) Other brands including Percodan(r) and Zydone(r) Substantial pipeline: Filed two NDAs in 2002 Marketing rights to third NDA, which was filed in 2003

Endo Profile Leveraging our pain management expertise to grow the business and expand into complementary areas Net Sales: 38% CAGR 1998-2002 Developing and commercializing products: Lidoderm(r) sales expected to double again in 2003 Additional patent-protected products under development Building a solid financial position Strong cash flow: generated $168 million in cash flow from operating activities in the first nine months of 2003 Debt-free

Changing attitudes toward pain management Aging population Increase in number of surgical procedures/chronic pain conditions Introductions of new forms of pain medications Growth Drivers 2002 Rx Pain Market: $15 Billion 5-Year $ CAGR: Opioid 25% Non-Opioid 22% Non-Opioid Opioid $10.4B $4.6B Source: IMS NPA, 12/02 Pain Market: A Large and Attractive Opportunity

Targeted Sales and Marketing Direct promotion through national sales forces 70 specialty / institutional representatives (internal) 160 community-based representatives (contracted) Community-based field force to be converted to Endo employees on 12/15/03 Decision reflects continuing growth of Lidoderm(r) Target approximately 35,000 physicians including specialists who write ~80% of the specialist prescriptions for oxycodone/acetaminophen Focus on physician specialties in pain management, neurology, anesthesiology, surgery, oncology, and primary care

Lidoderm(r) Lidoderm(r) Patented 5% lidocaine topical patch launched in 1999 Orphan Drug status through March 2006; covered by certain patents through 2015 First FDA-approved drug for the treatment of the pain of post-herpetic neuralgia (PHN), a form of neuropathic pain Provides analgesia directly to the affected nerves

Lidoderm(r) Prescriptions Quarter Ended Prescriptions (thousands) Dec-99 Mar-00 Jun-00 Sep-00 Dec-00 Mar-01 Jun-01 Sep-01 Dec-01 Mar-02 Jun-02 Sep-02 Dec-02 21 28 39 49 60 68 81 96 119 139 170 200 243 330 Jun-03 Mar-03 272 '00 - '02 CAGR 107% Note: Data represents total prescriptions Source: IMS NPA, 9/03 Sep-03 400 350 300 250 200 150 100 50 0 382

2000 2001 2002 2003E (a) East 22.5 40.9 83.2 180 Lidoderm(r) Net Sales (in millions) '00 - '02 CAGR 92% (a) High end of range

Source: IMS NDTI, 12/02 22nd Annual Scientific Meeting of the American Pain Society (Chicago, March 20-23, 2003) Lidoderm(r) Future Growth Drivers Open Label Studies Extensive Phase IV and publication program 45 poster presentations and 9 manuscripts published in 2002 6 abstracts presented at a recent APS meeting(2) Potential utility for Lidoderm(r) studied in: Chronic low back pain Osteoarthritis pain Diabetic neuropathy Idiopathic neuropathy Neuropathic Pain Market in 2002(1) 2002 Peripheral Neuropathies 5940 Other Neuropathies 2911 Carpal Tunnel Syndrome 2578 Diabetic Neuropathy 717 Trigeminal Neuralgia 389 PHN 199 Other Neuropathies 23% Carpal Tunnel Syndrome 20% Peripheral Neuropathies 46% Diabetic Neuropathy 6% Trigeminal Neuralgia 3% PHN 2% Goal is to explore possible utility in other neuropathic and chronic pain segments

Percocet(r) Franchise Percodan(r) Percocet(r) First launched in 1976 "Gold standard" in pain management Approximately 84%(1) of prescriptions for oxycodone with acetaminophen written as "Percocet" New strengths launched in 2001 Competitor announced generic versions of new strengths; expected launch during the fourth quarter of 2003 (1) Source: IMS NPA

Percocet(r) Life Cycle Management Strategy Q4 1999 Q1 2000 Q2 2000 Q3 2000 Q4 2000 Q1 2001 Q2 2001 Q3 2001 Q4 2001 Q1 2002 Q2 2002 Q3 2002 Q4 2002 Q1 2003 Q2 2003 Q3 2003 Percocet 5 mg 306 274 260 251 232 222 215 208 202 189 186 175 165 152 153 146 Percocet 2.5/325, 7.5/500 & 10/650 3 108 230 318 372 425 419 263 211 153 126 108 95 83 75 70 Percocet 7.5/325 & 10/325 0 0 0 0 0 0 0 0 6 168 283 358 411 453 503 553 7.5/325 & 10/325 launch 7.5/500, 10/650, & 2.5/325 launch Source: IMS NPA, 9/03

Percocet(r) Net Sales (in millions) $92 $101 $145 $0.0 $25.0 $50.0 $75.0 $100.0 $125.0 $150.0 $175.0 $200.0 2000 2001 2002 '00 - '02 CAGR 25%

Selective Focus on Generic Products Selective Focus Niche therapeutic areas Difficult-to-Develop Generics Proprietary sustained-release technology AB-rated MS Contin generics OxyContin: received tentative FDA approval in July 2002 First-to-file status on 3 of 4 strengths(1) Subject of litigation (Paragraph IV) (1) Pending FDA confirmation

Pipeline Summary Late Stage Pipeline Status Oxymorphone ER (1) Approvable Letter Received Oxymorphone IR Approvable Letter Received DepoMorphineTM (2) NDA Accepted for Substantive Review Oxycodone ER (generic) (3) Tentative Approval Earlier Stage Pipeline Propofol IDD-DTM (2) ChronogesicTM (4) Lidoderm(r) (other indications) Other Undisclosed (1) Co-developed with Penwest (2) Licensed marketing rights from SkyePharma (3) Subject to ongoing litigation (4) Licensed marketing rights from DURECT

Oxymorphone ER / IR Description / Indications: Oral oxymorphone hydrochloride in extended (ER) and immediate (IR) release formulations Intended to treat moderate-to-severe pain IR a complementary treatment to ER for breakthrough pain Market Need Addressed: Will compete in $3+ billion strong opioid market We believe that it will provide equivalent analgesia with only half the milligram dosage of OxyContin Possible twice-daily dosing Status / Upcoming Milestones: FDA "Approvable Letters" received 10/03; discussions with FDA ongoing to provide further clarification on additional requirements for approval

Oxymorphone ER / IR Clinical Trials Indication Comparator Primary Outcome p < 0.05 Post Surgical Pain Placebo Osteoarthritis Pain Oxycodone CR and Placebo Chronic Low Back Pain Oxycodone CR and Placebo Osteoarthritis Pain Placebo Cancer Pain Morphine Sulfate ER, Oxycodone CR Cancer Pain Morphine Sulfate ER - Cancer Pain Oxycodone CR Post Surgical Pain Oxycodone IR and Placebo Post Surgical Pain Oxycodone IR and Placebo Extensive program in approximately 2,500 subjects, including 12 Phase II/III studies

DepoMorphine(tm) Description / Indication: Encapsulated morphine sulphate Epidural injection with sustained release delivery For surgical pain; administered prior to surgery Six million major surgeries annually NDA accepted for substantive review 09/03 First "Action Letter" expected mid 2004 Market Need Addressed: 48 hours of post-surgical pain relief with a single injection No need for in-dwelling catheter-can be used in patients on LMWH Greater patient satisfaction w/ post-op pain control - eliminates/reduces PCA Pharmacoeconomic advantages Status / Upcoming Milestones:

DepoMorphine(tm) - Clinical Trials Clinical Study Primary Endpoint Primary Outcome p < 0.05 Cesarean Section Total opioid medication used (IV morphine equivalents) for 48 hours Knee Arthroplasty Recalled pain intensity (VAS) through 48 hours post-dose - Hip Arthroplasty Total fentanyl used for 48 hours post-dose Lower Abdominal Dose-response slope (based on total fentanyl used over 48 hours post-dose) Clinical program in over 900 subjects, including four double-blind controlled studies

70% $0.77 $0.09 GAAP Diluted EPS(1) N/M $101.5 $ 9.1 GAAP Net Income N/M (4)% $ 42.2 $ 43.9 R & D 42% $113.7 $ 79.9 SG & A 74% $372.8 $214.4 Gross Profit 59% $453.7 $285.5 Net Sales % Change 2003 2002 Selected Financial Highlights - Nine Months Ended September 30 ($ in millions, except per share data) (1) Includes charges of $0.44 per diluted share in 2002 and $0.27 per diluted share in 2003

Our Strategy Capitalizing on our established brand names and brand awareness through focused marketing and promotional efforts Leveraging our pain management expertise by developing proprietary products and generic products with significant barriers to market entry Acquiring and in-licensing complementary products, compounds and technologies Developing and marketing product line extensions of our existing brands

Upcoming Milestones Launch of Oxymorphone ER/IR TBD-Pending ongoing discussions with FDA Launch of Oxycodone ER* Tent. Approval First Action Letter on DepoMorphine(tm) Mid 2004 Advancement of Phase II Pipeline Ongoing Anticipated Timing * Subject to ongoing litigation

Nasdaq: ENDP Endo Pharmaceuticals